Note 3 - Impact of Recently Issued Accounting Standards (Details Textual) - Cumulative Effect, Period of Adoption, Adjustment [Member] - Accounting Standards Update 2016-13 [Member] $ in Thousands	Jan. 01, 2020 USD ($)
Retained Earnings (Accumulated Deficit), Net of Taxes	$ 3,629
Retained Earnings (Accumulated Deficit), Tax Effect	$ 805